Exhibit 99.1

KPMG	Telephone	+3531 410 1000
1 Harbourmaster Place	Fax	+3531 412 1122
IFSC	Internet	www.kpmg.ie
Dublin 1 D1 F6F5
Ireland

Private & confidential

Merit 2026-1 LLC	Castlelake, L.P.
c/o The Corporation Trust Company	250 Nicollet Mall
Corporation Trust Center	Suite 900
1209 Orange Street	Minneapolis
Wilmington, DE 19801	Minnesota 55401
United States of America	United States of America
(as the “Issuer”)	(as the “Originator”)

Merit 2026-1 DAC	BNP Paribas Securities Corp.
25-28 North Wall Quay,	787 Seventh Avenue,
Dublin 1,	New York, NY 10019,
DUBLIN,	United States of America
D01 H104,	(as “Lead Manager”)
Ireland
(as the “Issuer Parent”, and together with the Issuer the “Issuers”)

Merit 2026-1 LLC, Merit 2026-1 DAC, Castlelake, L.P. and BNP Paribas Securities Corp. (collectively and individually “you” or the “Specified Parties”).

2 March 2026

Dear Ladies and Gentlemen,

Report of KPMG to Merit 2026-1 LLC, Merit 2026-1 DAC, Castlelake, L.P. and BNP Paribas Securities Corp. in connection with the proposed Rule 144A/Regulation S issue of asset backed securities (the “Issue”)

1. Background

1.

In accordance with the terms of our arrangement letter dated 28 February 2026 we have read the items identified by you in respect of certain specified loan information in the form set out in Appendix 1 and included on that certain data sheets delivered by you to us on 2 March 2026 (the “Data sheet”) in respect of the In-Scope Facilities included among 10 loan facilities (the “Facilities”) containing 97 loans (the “Loans”) secured by 90 aircraft and 7 engines (the “Aircraft”) to be acquired by the Issuers which has been prepared and provided to us by the Lead Manager on behalf of the Originator and the Issuers.

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

We have conducted the agreed upon procedures engagement in accordance with International Standard on Related Services (ISRS) 4400 (Revised), Agreed-Upon Procedures Engagements. An agreed upon procedures engagement involves our performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed upon procedures performed. We make no representation regarding the appropriateness of the agreed upon procedures. You have acknowledged that the agreed upon procedures are appropriate for the purpose of the engagement. We applied certain procedures, as indicated by the symbols and explained in paragraph 12 below, to the specified loan information contained on the Data sheet in respect of the Facilities, and Aircraft. An extract of the Data sheet is attached hereto in Appendix 1 for identification purposes only.

2

The Data sheet has been prepared by the Originator on behalf of the Issuers and the information included therein has been extracted from the Facility Agreements and certain of the information systems and other sources maintained by the Originator. The Data sheet is the responsibility of the Issuers.

3

For the purposes of this letter “Facility Documentation” shall mean copies of the signed facility agreement with the respective borrowers as amended or supplemented where appropriate and the related extension agreements, termination agreements, option agreements, novation agreements, debt deferral or restructuring agreements and other relevant Loan related agreements where appropriate as provided to us by the Originator in respect of the Loans. The full list of Facility Documentation provided to us by the Originator is set out in Appendix 6.

4

We understand that the Data sheet for the Loans has been prepared for the particular purpose of summarising certain of the principal economic terms of the Facility Documentation for the Loans, which is being used to present certain information to be included in the Offering Memoranda relating to the issuances and offerings by the Issuers. However, we make no comment on the completeness or the adequacy for your purposes of the information contained in the Data sheet for the purposes of preparing such information.

5

Our AUP Letter was designed to meet your agreed requirements, determined by your needs at the date of our arrangement letter. Our AUP Letter should not therefore be regarded as suitable to be used or relied on by any party wishing to acquire rights against us, other than by you, for any purpose or in any context, save to the extent separately agreed upon in writing with KPMG. Any other party who obtains access to our Leas AUP Letter or a copy and chooses to rely on our AUP Letter (or any part of it) will do so at its own risk. To the fullest extent permitted by law, KPMG will accept no responsibility or liability in respect of our Due Diligence AUP Letter to any such other party.

In relying upon this AUP Letter, you agree (save as otherwise expressly agreed in the arrangement letter) that we have no responsibility to and we will not perform any work subsequent to the date of this AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this AUP Letter.

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

6

This agreed upon procedures engagement is not an assurance engagement; the procedures below do not constitute either an audit or a review in accordance with International Standards on Auditing (Ireland) or International Standards on Review Engagements (Ireland). Accordingly, we do not express an opinion on the specified elements, accounts or items. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

7

This letter is not issued in accordance with the provisions of the American Institute of Certified Public Accountants. Subject always to the previous sentence, it may be disclosed to and/or produced as provided for in the arrangement letter.

8

Rule 17g-10(d)(1) promulgated by the United States Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), defines certain services which are considered to be due diligence (“Due Diligence”). Rule 15Ga-2 of the Exchange Act requires the issuer or underwriter of any ABS (as defined in the Exchange Act) to make publicly available the findings and conclusions of any third-party due diligence report obtained by the issuer or underwriter by furnishing such information in Form ABS-15G, “Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934”, which is required to be furnished by the issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”).

This letter is also attached to a Form ABS Due Diligence-15E, to be posted to the 17g-5 website for the related ABS transaction. For the avoidance of doubt this filing is the responsibility of the Issuers and the Originator only.

Any other party (including rating agencies and investors) that obtains access to this AUP Letter or Form ABS Due Diligence-15E is not authorised by KPMG to use or rely upon this AUP Letter. This AUP Letter shall not be copied, referred to or disclosed, in whole or in part, without our prior written consent, save in accordance with the terms of our arrangement letter. To the fullest extent permitted by law, KPMG neither owes nor accepts any duty to any other party and shall not be liable for any loss, damage or expense of whatsoever nature which is caused by their reliance on our AUP Letter.

9	The Facility Documentation in respect of the Aircraft were provided to us by the Originator in the period from 20 February 2026 to 2 March 2026.

The Originator has informed us that the Data Sheet in respect of the assets reflects the amendments and other modifications to the Facility Documentation in the period to 28 February 2026 but do not reflect amendments or other modifications to the Loan Agreements in the period from 28 February 2026 to 2 March 2026. We have carried out no procedures in respect of amendments or other modifications to the Facility Documentation in the period since 28 February 2026.

We performed the procedures described at Section 2 below and enumerated in Appendix 1 in respect of the Facility Documentation provided to us by the Originator.

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

10

Our procedures were based solely on copies of the Facility Documentation and other related information provided to us by the Originator in respect of the assets and we make no comment on the completeness or accuracy of the Facility Agreements and such related information.

11

It should be understood that we make no representations as to questions of legal interpretation, the accuracy of the Facility Documentation or regarding the sufficiency for your purposes of the procedures enumerated in Appendix 1. Furthermore, we make no representations as to the compliance of the borrowers or any member of the Originator group with any or all of the terms of the Facility Documentation. Our procedures were restricted to those set out in Appendix 1.

12

We have complied with the ethical requirements in the Chartered Accountants Ireland Code of Ethics issued by Chartered Accountants Ireland which include the requirements of the International Ethics Standards Board for Accountants’ (IESBA) International Code of Ethics for Professional Accountants (IESBA Code).

There are no specific independence requirements for this engagement.

Our firm applies International Standard on Quality Control (ISQC) 1, Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements, and accordingly, maintains a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

2. Procedures Performed and Findings

2.1 Summary of Procedures Performed

Please see Appendix 1 for a detailed description of the procedures we performed. In summary, we completed the following.

2.1 In-Scope facilities

For the avoidance of doubt, we agreed with you that only five of the ten facilities contained in the Data Sheet would be in the scope of our review (the “In-Scope Facilities”). Please see Appendix 3 for a visual identification of the In-Scope Facilities in the Data Sheet (rows labelled “In-Scope” and field values shaded in white).

The remaining five facilities were out-of-scope (the “Out-Of-Scope Facilities”), and we did not perform any procedures on the Out-Of-Scope Facilities. Please see Appendix 2 for the list of Out-Of-Scope Facilities, and Appendix 3 for a visual identification of the Out-Of-Scope Facilities in the Data Sheet (rows labelled “Out-Of-Scope” and field values shaded in grey).

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

2.1.1 In-Scope fields

We agreed with you a list of fields that were in-scope for our procedures (the “In-Scope Fields”).

The total number of In-Scope Fields was 18, comprising of:

•	six fields in the Facility Datatape;

•	twelve fields in the Loan Datatape.

Please see Appendix 1 for the list of In-Scope Fields on which we performed our procedures, and Appendix 3 for a visual identification of the In-Scope Fields in the Data Sheet (columns labelled “In-Scope” and field values shaded in white).

For the avoidance of doubt, we agreed with you that all other fields in the Data Sheet were out-of-scope (the “Out-Of-Scope Fields”), and we did not perform any procedures on the Out-Of-Scope Fields. Please see Appendix 2 for the list of Out-Of-Scope Fields, and Appendix 3 for a visual identification of the Out-Of-Scope Fields in the Data Sheet (columns labelled “Out of Scope” or “N/A” and field values shaded in grey).

2.1.2 Form of the procedures

For 13 of the In-Scope Fields, our procedures were comprised of a Transcription review, i.e. we compared the value for the field in the Data Sheet to that set out in a source document as agreed with and provided by you. Please see Appendix 7 for a list of all source documents provided to us.

Please note, in some instances we performed simple mathematical functions as part of the Transcription Review procedure. This was limited to addition, subtraction, multiplication or division of two or more numerical values which had been set out in a source document(s) as agreed with and provided by you. Please see Appendix 1 for full details on all Transcription Reviews completed as part of our procedures.

For five of the In-Scope Fields, our procedures were comprised of a Derived field review, i.e. we compared the value for the field in the Data Sheet to that derived by applying calculation logic onto other fields in the Data Sheet, the calculation logic and fields to be referenced as agreed with you.

•

For the avoidance of doubt, we performed no procedures on the “Appraisals —>” section of the Data Sheet (the “Appraisals”). We understand this information included Half Life Base Values (“HLBV”) and Full Life Base Values (“FLBV”) that were provided by third party appraisers as of 31 December 2025. Further we understand that these values have been apportioned based on participation percentages. We make no comment regarding the appropriateness or accuracy of the information in the Appraisals.

•	Full details on the fields which Derived field reviews were in part based on data points for which no Transcription Review was completed, are contained in Appendix 1.

Full details of the categories of procedures, and which In-Scope Fields they were performed on, are contained in Appendix 1.

2.1.3 Management assertions supporting our procedures

In certain cases, as set out in Appendix 4, you provided us with management assertions and alternative sources of information. We make no comment on the appropriateness or accuracy of any information provided.

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

In certain cases, as set out in Appendix 5, you informed us of changes to our agreed procedures necessary to reconcile certain In-Scope Field values. We make no comment on the appropriateness of these changes to our procedures.

2.1.4 Agreed procedures thresholds

We agreed with you that we would apply the following thresholds:

•	six decimal places (0.0001%) for all In-Scope Fields containing decimal values; and

•	2c ($0.02) for all In-Scope Fields containing other numerical figures.

2.2 Limitations to our procedures

You made all Facility Documentation available to us through access to a data room (the “Data Room”). We make no comment as to the completeness of the documentation provided in the Data Room, nor to the accuracy of any information contained therein.

You indicated to us which documents in the Data Room were relevant to our procedures, and which folders in the Data Room contained those documents. For the avoidance of doubt, we have only reviewed the documents listed in Appendix 7 as part of our procedures.

We reviewed the documents listed in Appendix 7 on or before 2 March 2026. For the avoidance of doubt, to the extent any additional Facility Documentation was populated to the Data Room after 2 March 2026 we have neither reviewed nor incorporated into our procedures any such additional Facility Documentation.

Our procedures were limited to the In-Scope Facilities and In-Scope Fields only. We did not perform any procedures over the Out-Of-Scope Facilities or the Out-Of-Scope Fields. Had we performed our procedures over these items, other matters might have come to our attention that would have been reported to you.

We note that for all Facilities, you instructed us to reconcile certain values in the Data Sheet to Excel documents containing data extracts and screenshots from unspecified systems (the Merit Facility Balances and the Arch Facility Balances), rather than to a legal document. We make no comment regarding the accuracy of the information in the Merit Facility Balances and the Arch Facility Balances. Please see Appendix 1 for full details on the fields in the Data Sheet that were reconciled to the Merit Facility Balances and the Arch Facility Balances.

We note that for all Loans you instructed us to use certain values in the Appraisals. Please see Appendix 1 for full details on the fields in the Data Sheet that were reconciled using the Appraisals.

2.3 Results

We relied on a significant number of management assertions and methodology statements to perform our procedures, and we make no comment on the completeness or accuracy of these which are set out in detail throughout Appendix 1. Noting the aforementioned management assertions, all In-Scope Fields on which we performed our procedures reconciled to the Data

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

Sheet provided to us by you. Please see Appendix 5 for details of some observations that were noted as part of our review.

Yours faithfully

KPMG

Enclosures:

Appendix 1:	Detailed procedures performed and observations
Appendix 2:	Out-Of-Scope Facilities & Out-Of-Scope Fields
Appendix 3:	Extract from Data Sheet
Appendix 4:	Additional Information Provided
Appendix 5:	Notes to KPMG procedures
Appendix 6:	Source files

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

Appendix 1: Detailed procedures performed and observations

Other than the procedures enumerated below we have not performed any other procedures on the information set out below and we have not performed any procedures on any other information included in the Data sheet.

The Data sheet contains the following two worksheets on which we performed our procedures:

•	the ‘Facility Datatape’ worksheet (“Facility Datatape”) containing data on 10 facilities;

•	the ‘Loan Datatape’ worksheet (“Loan Datatape”) containing data on 97 loans;

The following additional assumptions apply:

•

References to “Transcription review” below indicate that we reconciled the Data sheet field value to the specified source file. References to “Derived field review” indicate that we recalculated the Data Sheet field value using the specified calculation logic provided by you.

•	The source files in the table below are defined in Appendix 6.

2.1 Facility Datatape procedures:

The table below sets out our review procedures with respect to the Facility Datatape.

Column	Field Name	Review category	Field Description	Review Procedure	Source /Calculation Logic	Observation
F	# of Assets	Derived field review	You indicated to us that this field represents the total number of Assets associated with each Facility ID.	We compared the number of entries on the Loan Datatape to the value on the Facility Datatape and found it to be in agreement.	Logic: Count of Assets as at the Cut-Off Date.

G	# of Loans	Derived field review	You indicated to us that this field represents the total	We compared the number of entries on the Loan Datatape to the value on the Facility	Logic: Count of Loans as at the Cut-Off Date.	See Appendix A5.1

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

Column	Field Name	Review category	Field Description	Review Procedure	Source /Calculation Logic	Observation
			number of Loans associated with each Facility ID.	Datatape and found it to be in agreement.

L	Loan Start Date	Transcription review	You indicated to us that this field represents the date of the Facility Agreement.	We compared the dates shown on the Facility Datatape to that set out in the source files specified and found it to be in agreement.	Source Files: Facility Agreements, Loan Supplements, Indentures or equivalent.

M	Maturity Date	Transcription review	You indicated to us that this field represents the scheduled Facility maturity date.	We compared the dates shown on the Facility Datatape to that set out in the source files specified and found it to be in agreement.	Source Files: Facility Agreements, Loan Supplements, Indentures or equivalent.

N	Loan Balance as of 2/28/26	Transcription review	You indicated to us that this field represents the Facility outstanding balance as at 28 February 2026.	We compared the value from the Merit Facility Balances and Arch Facility Balances provided to the Facility Datatape.	Source Files: Loan Management System Extract	See Appendix A5.2

O	Facility LTV as of 02/28/26	Derived field review	You indicated to us that this field represents the Facility loan-to-value ratio at the Cut-Off Date.	We recomputed the value using the calculation logic and compared the result to the Facility Datatape.	Logic: ‘Loan Balance as of 2/28/26’ divided by aggregate average HLBV plus security deposits held Source Files: Loan Datatape average HLBV and the Appraisals (valuation data provided by client)	See Appendix A5.2

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

2.2 Loan Datatape procedures:

The table below sets out our review procedures with respect to the Loan Datatape.

Column	Field Name	Review category	Field Description	Review Procedure	Source / Calculation Logic	Observation
E	Currency	Transcription review	You indicated to us that this field represents the currency of the Loan.	We compared the value shown on the Loan Datatape to that set out in the source files specified and found it to be in agreement.	Source Files: Facility Agreements, Loan Supplements, Indentures or equivalent.

F	Recourse Status	Transcription review	You indicated to us that this field represents whether the provisions existed in the loan documentation with respect to recourse and any limitations on the recourse.	We identified provisions in the loan documentation that contained “limited recourse” as Limited Recourse and “no recourse” / “non-recourse” as Non-Recourse, otherwise they were identified as Recourse. We compared this to the value in the Loan Datatape and found it to be in agreement.	Source Files: Facility Agreements, Loan Supplements, Indentures or equivalent.

H	Asset Type	Transcription review	You indicated to us that this field represents the collateral/asset type securing the Loan.	We compared the value shown on the Loan Datatape to that set out in the source files specified and found it to be in agreement.	Source Files: Facility Agreements, Loan Supplements, Indentures or equivalent.	See Appendix A4.1

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

Column	Field Name	Review category	Field Description	Review Procedure	Source / Calculation Logic	Observation
J	Lessee	Transcription review	You indicated to us that this field represents the operating lessee/obligor associated with the collateral.	We compared the value shown on the Loan Datatape to that set out in the source files specified and found it to be in agreement.	Source Files: Facility Agreements, Loan Supplements, Indentures or equivalent.	See Appendix A4.2 & Appendix A5.3

N	Loan Facility Agreement Date	Transcription review	You indicated to us that this field represents the execution date of the Loan/Facility documentation.	We compared the date shown on the Loan Datatape to that set out in the source files specified and found it to be in agreement.	Source Files: Facility Agreements, Loan Supplements, Indentures or equivalent.

O	Loan Facility Maturity Date	Transcription review	You indicated to us that this field represents the scheduled maturity date of the Loan.	We compared the value shown on the Loan Datatape to that set out in the source files specified and found it to be in agreement.	Source Files: Facility Agreements, Loan Supplements, Indentures or equivalent.

P	LTV as of 02/28/26	Derived field review	You indicated to us that this field represents a loan-to-value ratio calculation as set out in the Review Procedure.

We recomputed the value using the calculation logic and compared the result to the Loan Datatape and found it to be in agreement.

The divisor was assumed to be the average HLBV unless the aircraft was a passenger aircraft less than 4 years old or a freighter aircraft less than 4 years since conversion, in

Logic: ‘Merit 2026-1 Loan Balance as of 02/28/26’ divided by the divisor as set out in the Review Procedure Source Files: Loan Datatape, Appraisals

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

Column	Field Name	Review category	Field Description	Review Procedure	Source / Calculation Logic	Observation
which cases the average FLBV was used plus the ‘Security Deposit (adj. for % of Loan)’. For the avoidance of doubt, you advised us to source the HLBV and FLBV values from the Appraisals

R	Current Loan LTV	Derived field review	You indicated to us that this field represents a loan-to-value ratio calculation as set out in the Review Procedure.

We recomputed the value using the calculation logic and compared the result to the Loan Datatape and found it to be in agreement.

For the avoidance of doubt, you advised us to source the HLBV values from the Appraisals

Logic: ‘Merit 2026-1 Loan Balance as of 02/28/26’ divided by average HLBV plus ‘Security Deposit (adj. for % of Loan)’ Source Files: Loan Datatape; Appraisals

U	Payment Frequency	Transcription review	You indicated to us that this field represents the frequency of payments.	We compared the value shown on the Loan Datatape to that set out in the source files specified and found it to be in agreement.	Source Files: Facility Agreements, Loan Supplements, Indentures or equivalent.

W	Floating or Fixed Rate	Transcription review	You indicated to us that this field identifies whether the Loan bears interest at a fixed or floating rate.	We compared the value shown on the Loan Datatape to that set out in the source files specified and found it to be in agreement.	Source Files: Facility Agreements, Loan Supplements, Indentures or equivalent.

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

Column	Field Name	Review category	Field Description	Review Procedure	Source / Calculation Logic	Observation
Y	Fixed Coupon	Transcription review	You indicated to us that this field represents the fixed coupon rate (if applicable).	We compared the value shown on the Loan Datatape to that set out in the source files specified and found it to be in agreement. (If the Loan is floating-rate, this field may not apply.)	Source Files: Facility Agreements, Loan Supplements, Indentures or equivalent.	See Appendix A5.4

Z	Floating Margin	Transcription review	You indicated to us that this field represents the contractual margin over the benchmark (if applicable).	We compared the value shown on the Loan Datatape to that set out in the source files specified and found it to be in agreement. (If the Loan is fixed-rate, this field may not apply.)	Source Files: Facility Agreements, Loan Supplements, Indentures or equivalent.	See Appendix A5.5

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

Appendix 2: Out-Of-Scope Facilities & Out-Of-Scope Fields

A2.1 Out-Of-Scope Facilities:

For the avoidance of doubt, you advised us that the following facilities are out-of-scope and as such we have not performed any procedures on them.

#	Facility ID
1	MG Aviation / Corsair
2	Turkish Airlines
3	United Airlines
4	ASL
8	Virgin Atlantic Airways

A2.2 Out-Of-Scope Fields:

For the avoidance of doubt, you advised us that the following Facility Datatape fields are out-of-scope and as such we have not performed any procedures on them.

Column	Datatape	Field name
B	Facility Datatape	#
C	Facility Datatape	Facility ID
D	Facility Datatape	Country
E	Facility Datatape	Collateral Variant
H	Facility Datatape	Debt Category
I	Facility Datatape	Lien Position
J	Facility Datatape	Loan Currency
K	Facility Datatape	Recourse Status
P	Facility Datatape	Facility LTV at Maturity

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

Column	Datatape	Field name
Q	Facility Datatape	Final Payment due at Maturity
R	Facility Datatape	Fixed / Floating
S	Facility Datatape	Benchmark
T	Facility Datatape	Interest Frequency

For the avoidance of doubt, you advised us that the following Loan Datatape fields are out-of-scope and as such we have not performed any procedures on them.

Column	Datatape	Field name
B	Loan Datatape	Asset #
C	Loan Datatape	MSN
D	Loan Datatape	Facility
G	Loan Datatape	Date of Manufacture /Conversion
I	Loan Datatape	Engine Type
K	Loan Datatape	Jurisdiction
L	Loan Datatape	Total Loan % in CLO
M	Loan Datatape	Merit 2026-1 Loan Balance as of 02/28/26
Q	Loan Datatape	LTV at Maturity Date
S	Loan Datatape	Final Payment due at Maturity
T	Loan Datatape	Balloon or Amortization
V	Loan Datatape	Security Deposit (adj. for % of Loan)
X	Loan Datatape	Interest Convention

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

Appendix 3: Extract from Data Sheet

See below screenshots of the Data Sheet referenced in our procedures.

A3.1 Facility Datatape:

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

A3.1 Loan Datatape:

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

Appendix 4: Additional Information Provided

Please see below additional information and assumptions provided by you to support the review procedures.

A4.1. Asset Type mapping

You instructed us to use the following Asset Type mapping table to facilitate our review procedures set out in 2.1 above.

Facility Documentation value	Data Sheet value
A319-100CEO	A319-100
A320-200CEO	A320-200
B737-823	B737-800
Boeing 737-900ER	B737-900ER
Boeing 737 MAX8	B737 MAX 8

A4.2. Lessee mapping

You instructed us to use the following Lessee mapping table to facilitate our review procedures set out in 2.1 above.

Facility Documentation value	Data Sheet value
Aero K Airlines Co., Ltd.	Aero K
Air Arabia PJSC	Air Arabia
American Airlines, Inc.	American Airlines
Corendon	Corendon Airlines
Delta Air Lines, Inc.	Delta Air Lines
Garuda	Garuda Indonesia
Iberia	Iberia Express
Jet2	Jet2.com
Jet2.com Limited	Jet2.com
KM Malta	KM Malta Airlines
Korean Air Lines	Korean Air
Mongolian	Mongolian Airways

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

,Facility Documentation value	Data Sheet value
PAL	Philippine Airlines
Skymark	Skymark Airlines
SriLankan	SriLankan Airlines
SriLankan Airlines Limited	SriLankan Airlines
Tway	T’way Air
VietJet	VietJet Air
VietJet Aviation Joint Stock Company	VietJet Air
Wizz Air UK Limited	Wizz Air

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

Appendix 5: Notes to KPMG procedures

Please see below additional information relating to our procedures as set out in Section 2 above.

A5.1 Differences observed for the “# of Loans” field in the Facility Datatape

We noted the following variances in the # of Loans stated in the Facility Datatape when compared to the number of loans observed in the Facility Documentation.

Facility	# of Loans per Facility Documentation	# of Loans per Facility Datatape
Wings	20	16

You informed us that three of these loans had paid down and provided us with a Notice of Prepayment for each of the underlying loans. You further informed us that one of the underlying loans related to MSN 62696 was a top-up to an existing loan and should be treated as a single loan.

A5.2 Loan Balance Cut-Off Date Clarification & Loan Balance Observation

For the avoidance of doubt, screenshots from the loan management system were provided as at 27 February 2026. The Facility Datatape and Loan Data states that loan balances are as of 28 February 2026. You have represented to us that there have been no changes to the balances for any facility compared to either the Merit Facility Balances or the Arch Facility Balances files and that all balances remain unchanged as of the date of this letter.

We observed that the ‘Loan Balance as of 2/28/26’ in the Facility Datatape for the Wings facility is $91,470,599.02 representing 25.252475% participation in the total facility. You provided two sources of documentary evidence that identified the participation as 100% and 25.252475% respectively. You represented to us that we should rely on the information provided in “02 – WCPL5 Payment Notice 02.17.2026.pdf” for the purposes of our procedures.

We observed that the ‘Loan Balance as of 2/28/26’ in the Facility Datatape for the SAPA 2025-2R facility is $218,666,250 compared to the value of $267,749,583.33 that was provided in the Merit Facility Balances or the Arch Facility Balances files. You represented to us that 81.66819432% of the participation in the total facility is being contributed to the Issue.

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

A5.3 Lessee Naming Convention

We observed the following differences in the Lessee name when comparing the Facility Documentation to the Loan Datatape. You advised that the facility are full recourse to Sun Country Airlines and therefore consider Sun Country Airlines as the lessee. We make no comment on the appropriateness of this assumption.

Facility	MSN	Lessee per Documentation	Lessee per Loan Datatape
Sun Country Airlines	44424	Oman Air SAOC	Sun Country Airlines
Sun Country Airlines	40070	Oman Air SAOC	Sun Country Airlines
Sun Country Airlines	40071	Oman Air SAOC	Sun Country Airlines

A5.4 Fixed Rate Calculation

For the avoidance of doubt, the Fixed Rate for the SAPA 2025-1R facility was calculated using a weighted average of the below inputs. We have recalculated this as 6.83122%. You advised us that you are presenting a rounded rate of 6.830%. We make no comment on the appropriateness of this assumption.

Note	Rate	Amount
A	6.198%	119,557,000
B	7.213%	21,276,000
C	10.755%	17,224,000

A5.5 Floating Rate Observation

For the avoidance of doubt, the ‘Floating Margin (bps)’ for the Wings facility was observed to be 225 bps, with a step-up to 250 bps to take place on and after the two-year anniversary of the Effective Date (24 June 2027). You confirmed that you were satisfied with the presentation as 225bps, without notes about the scheduled step up in floating rate margin.

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

Appendix 6: Source files

The tables below set out the specific source file names on a Facility by Facility basis. We make no comment as to the completeness or accuracy of the documentation provided to us to complete our review procedures.

Facility 1	SAPA 2025-1R
Source File Category	Source File Name(s)

Facility Agreement (or equivalent)	SAPA 2025-R1 - Amended and Restated Trust Indenture 4931-8827-8107 v.8.pdf

Loan Supplement	N/A

Security Document	SAPA 2025-R1 - Amendment No. 1 to Security Trust Agreement.pdf

Appraisal File	03012026_Merit 2026-1_Investor Pack_vf.xlsx

Other Documents	Merit loan screenshots 02.27.2026.xlsx

Arch Position.xlsx

Facility 2	Wings
Source File Category	Source File Name(s)

Facility Agreement (or equivalent)	Wings TL 2025 - Credit Agreement [Executed].pdf

Loan Supplement	01. Amended & Restated Credit Agreement.pdf

Security Document	02. Amended & Restated Security Agreement.pdf

Appraisal File	03012026_Merit 2026-1_Investor Pack_vf.xlsx

Other Documents	MSN 35115 Prepayment Notice 01-21-2026 1.pdf
MSN 36881 Prepayment Notice 12.10.2025 3.pdf
MSN 38015 Prepayment Notice 12.19.2025 R1 3.pdf
Wings - Prepayment Notice (MSN 36881) (5 Dec 2025).pdf
Wings Warehouse - Prepayment Notice (MSN 35115) (16 Jan 2026) 1.pdf
Wings Warehouse - Prepayment Notice (MSN 38015) (December 16 2025).pdf
Merit loan screenshots 02.27.2026.xlsx
Arch Position.xlsx
02 - WCPL5 Payment Notice 02.17.2026.pdf

Merit 2026-1 Agreed upon procedures arrangement letter for proposed Rule 144A / Regulation S issue of asset backed securities (the “Issue”) 2 March 2026

Facility 3	Sun Country Airlines
Source File Category	Source File Name(s)

Facility Agreement (or equivalent)	01. Loan Agreement.pdf

Loan Supplement	N/A

Security Document	02. Mortgage and Security Agreement.pdf

Appraisal File	03012026_Merit 2026-1_Investor Pack_vf.xlsx

Other Documents	Merit loan screenshots 02.27.2026.xlsx
Arch Position.xlsx

Facility	SAPA 2025-2R
Source File Category	Source File Name(s)

Facility Agreement (or equivalent)	1. Amended & Restated Credit Agreement.pdf

Loan Supplement	2. Amended & Restated Indenture

Security Document	2(a). Secured Party Supplement (Merit Arch).pdf

Appraisal File	03012026_Merit 2026-1_Investor Pack_vf.xlsx

Other Documents	Merit loan screenshots 02.27.2026.xlsx
Arch Position.xlsx

Facility 5	GOAL
Source File Category	Source File Name(s)

Facility Agreement (or equivalent)	1. 01. 2026-01-27 [Vietjet] Facility Agt.pdf

Loan Supplement	1. 08. 2026-01-28 Vietjet MSN 63904 - Loan Supplement.pdf
1. 08. 2026-01-28 Vietjet MSN 63906 -Loan Supplement.pdf

Security Document	011. 2021-08-04 - Qatar Finance Lease—MSN 66872 - Security Assignment.pdf

Appraisal File	03012026_Merit 2026-1_Investor Pack_vf.xlsx

Other Documents	Merit loan screenshots 02.27.2026.xlsx
Arch Position.xlsx